CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I,  George  R.   Aylward,   President  of  Phoenix   Opportunities   Trust  (the
"Registrant"), certify that:

       1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2.     The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    June 6, 2007                     /S/ George R. Aylward
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                                         George R. Aylward, President
                                         (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Opportunities Trust (the "Registrant"), certify that:

       1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2.     The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    June 6, 2007                    /s/ W. Patrick Bradley
     -------------------------------    ----------------------------------------
                                        W. Patrick Bradley, Chief Financial
                                        Officer and Treasurer
                                        (principal financial officer)